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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Michael Gorin, President and Chief Financial Officer of Aeroflex Incorporated, certify that:

         The Form 10-K of Aeroflex Incorporated for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated for the periods presented.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Aeroflex Incorporated for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



                                                  /s/ Michael Gorin
                                                  ------------------------------
                                                  Name: Michael Gorin
                                                  Date: September 30, 2002